SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[  ] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               PARK BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee

(Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule ( 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               PARK BANCORP, INC.
                             5400 SOUTH PULASKI ROAD
                             CHICAGO, ILLINOIS 60632
                                 (773) 582-8616

                                                                  March 30, 2004

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Park Bancorp, Inc. (the "Company"), the holding company for Park Federal Savings Bank (the "Bank"), Chicago, Illinois, which will be held on May 5, 2004, at 11:00 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MATTERS TO BE CONSIDERED.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

/s/ David A. Remijas
--------------------
David A. Remijas
President and Chief Executive Officer

                               PARK BANCORP, INC.
                             5400 SOUTH PULASKI ROAD
                             CHICAGO, ILLINOIS 60632

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 5, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Park Bancorp, Inc. (the "Company") will be held on May 5, 2004, at 11:00 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of two directors of the Company to three-year terms of office;

         2. The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the fiscal year ending December 31, 2004; and

         3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 19, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                           By Order of the Board of Directors

                                           /s/ Steven J. Pokrak
                                           Steven J. Pokrak
                                           Corporate Secretary

Chicago, Illinois
March 30, 2004

                               PARK BANCORP, INC.

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 5, 2004

                              ---------------------

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to shareholders of Park Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders to be held on May 5, 2004 at 11:00 a.m., Chicago time, at the Westmont office of the Company located at 21 East Ogden Avenue, Westmont, Illinois (the "Annual Meeting"), and at any adjournments thereof. The 2003 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2003, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders of common stock of the Company ("Common Stock") on or about March 30, 2004.

         It is important that holders of a majority of the shares outstanding be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matter that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at anytime prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

COST OF PROXY SOLICITATION

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $2,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Park Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

SOLICITATION AND VOTING OF COMMON STOCK HELD IN THE ESOP AND 401(K) PLAN

         A separate Notice of Shareholders Meeting, Proxy Statement, Voting Direction Form ("Voting Direction Form") and return envelope will be provided to each participant ("Participant") in the Park Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"). First Bankers Trust Co., N.A. is the corporate trustee for the ESOP ("Trustee"). Pursuant to the ESOP, each Participant is entitled to direct the Trustee with respect to voting of the shares of Common Stock allocated to the Participant's account. Subject to its duties under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Trustee will vote all allocated shares held in the ESOP in accordance with the instructions received. As of the Record Date (defined below), 120,932 of the 204,220 shares of Common Stock in the ESOP had been allocated to Participants. Under the ESOP, unallocated shares held in the suspense account will be voted by the Trustee in a manner calculated to most accurately reflect the instructions received from Participants regarding the allocated stock, subject to the provisions of ERISA. Participants should return the Voting Direction Forms directly to the Trustee in the envelope provided. The Trustee will maintain as confidential the directions set forth on the Voting Direction Form from disclosure to the Company and its directors or officers.

         Pursuant to the Park Federal Savings Bank 401(k) Plan (the "401(k) Plan"), the Advisory Plan Committee, formed to administer the 401(k) Plan, is entitled to direct Emjay Corporation, the trustee for the 401(k) Plan, as to how to vote all shares of Common Stock held therein. The Advisory Plan Committee is comprised of Messrs. Paul J. Lopez, Steven J. Pokrak and Mrs. Maureen Schiesser, officers of the Company. As of the Record Date, 55,825 shares were held in the 401(k) Plan.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

         The close of business on March 19, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,150,195 shares.

         As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. Broker non-votes are counted for purposes of determining a quorum. Shareholders of the Company have no cumulative voting rights.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR ALL" to vote in favor of the nominees proposed by the Board of Directors, "WITHHOLD ALL" to vote against all of the nominees being proposed, or "FOR ALL EXCEPT" to withhold authority to vote for any individual nominee by writing the nominee's name in the space provided. Under Delaware law and the Company's Bylaws, an affirmative vote of the holders of a plurality of shares of Common Stock, present and voting at the Annual Meeting, is required for a nominee to be elected as a Director. Shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

         As to the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote, is required to constitute shareholder approval of Proposal 2. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote "AGAINST" Proposal 2. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented.

         With respect to all other matters that may properly come before the meeting, unless otherwise required by law, such matters may be approved by the affirmative vote of the holders of a majority of the shares of common stock of the Company present at the meeting, in person or by proxy, and entitled to vote.

         Proxies solicited hereby will be returned to the Company's transfer agent, LaSalle Bank N.A. The Board of Directors has also designated LaSalle Bank N.A. to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
OFFICERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                   NAME AND ADDRESS OF                              AMOUNT AND NATURE OF                 PERCENT
                    BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP (1)              OF CLASS
                    ----------------                              ------------------------              --------
Park Federal Savings Bank                                                  204,220                         17.76
Employee Stock Ownership Plan
5400 South Pulaski Road
Chicago, Illinois 60632

David A. Remijas, President, Chief                                         130,463                         10.71
Executive Officer and Chairman of the Board
Park Bancorp, Inc.
5400 South Pulaski Road
Chicago, Illinois 60632




                   NAME AND ADDRESS OF                              AMOUNT AND NATURE OF                 PERCENT
                    BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP (1)              OF CLASS
                    ----------------                              ------------------------              --------
Richard J. Remijas, Jr., Executive Vice President and                       97,410                          8.12
Chief Operating Officer
Park Bancorp, Inc.
5400 South Pulaski Road
Chicago, Illinois 60632

Jeffrey L. Gendell                                                          72,600 (2)                      6.31
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Steven J. Pokrak, Treasurer, Chief Financial Officer and                    69,296                          5.88
Corporate Secretary
Park Bancorp, Inc.
5400 S. Pulaski Road
Chicago, Illinois 60632


----------------------------
(1) Beneficial ownership is determined in accordance with SEC Rule 13d-3 promulgated under the Securities Exchange Act of 1934.
(2) Based on a Schedule 13D joint filing made on February 6, 2003 on behalf of Tontine Financial Partners, L.P. ("TFP"), Tontine Management, L.L.C. ("TM") and Jeffrey L. Gendell and publicly reported information. TM is the general partner of TFP, a private limited partnership, and Mr. Gendell is the managing member of TM (collectively, the "Reporting Persons"). The Reporting Persons have shared voting and dispositive power over 72,600 shares.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. Of the six members of the Board of Directors, four directors have been determined by the Board of Directors to be "independent" within the meaning of the Nasdaq listing standards.

         The nominees proposed for election at the Annual Meeting are Mr. Richard J. Remijas, Jr. and Mr. Paul Shukis.

         In the event that either Mr. Remijas or Mr. Shukis is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that either Mr. Remijas and Mr. Shukis will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth as of the Record Date the names of the nominees and continuing directors of the Company and each named executive officer, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, and, with respect to directors, the year in which each became a director of the Bank and the year in which their terms as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                                                          SHARES OF
                                                                       EXPIRATION          COMMON
          NAME AND PRINCIPAL                          DIRECTOR             OF               STOCK          PERCENT
         OCCUPATION AT PRESENT                      OF THE BANK         TERM AS         BENEFICIALLY          OF
        AND FOR PAST FIVE YEARS            AGE         SINCE            DIRECTOR        OWNED (1) (2)      CLASS(3)
        -----------------------            ---         -----            --------        -------------      --------
NOMINEES

Richard J. Remijas, Jr. (4)                54           1977              2007           97,410 (5)          8.12
Executive Vice President and Chief
Operating Officer since 1993.

Paul Shukis                                51           1993              2007           33,099 (6)          2.84
President of Shukis Development Co., a
real estate development and
construction firm.

CONTINUING DIRECTORS

John J. Murphy                             57           1999              2005           12,301 (7)           1.06
Chairman of Emerald Services, Inc., a
printing and imaging services project
management company.

Victor H. Reyes                            39           2002              2005            1100 (8)            *
Shareholder at Greenberg Traurig,
P.C., a law firm; previous to 1999,
Mr. Reyes served as Director of the
Mayor's Office of
Intergovernmental Affairs for the
City of Chicago.

Robert W. Krug                             52           1998              2006           18,373 (9)           1.59
Vice President and Secretary of K-Five
Construction Company, a Chicago based
road building contractor.

David A. Remijas (4)                       52           1993              2006          130,463 (10)         10.71
President, Chief Executive Officer and
Chairman of the Board since 1993.


                                                                                          SHARES OF
                                                                       EXPIRATION          COMMON
          NAME AND PRINCIPAL                          DIRECTOR             OF               STOCK          PERCENT
         OCCUPATION AT PRESENT                      OF THE BANK         TERM AS         BENEFICIALLY          OF
        AND FOR PAST FIVE YEARS            AGE         SINCE            DIRECTOR        OWNED (1) (2)      CLASS(3)
        -----------------------            ---         -----            --------        -------------      --------
NON-DIRECTORS, EXECUTIVE OFFICERS

Steven J. Pokrak                           44           ---               ---            69,296 (11)         5.88
Treasurer and Chief Financial Officer
since 1993; Corporate Secretary since
2002.

Paul J. Lopez                              40           ---               ---            11,733 (12)         1.02
Senior Vice President and
Chief Lending Officer since 2002;
Vice President of Business Development
since 1994.

All directors and executive officers                                                    393,476 (13)        29.60
as a group (8 persons)

----------------------------
* Does not exceed 1.0% of the Company's voting securities.
 (1) Beneficial ownership is determined in accordance with SEC Rule 13d-3 promulgated under the Securities Exchange Act of 1934.
 (2) Except as otherwise noted, each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
 (3) As of the Record Date, there were 1,150,195 shares of Common Stock outstanding. (4) David A. Remijas is the brother of Richard J. Remijas, Jr.
 (5) Includes 49,255 shares subject to currently exercisable options, 19,600 shares that are vested under the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan") and 4,634 shares held in the 401(k) Plan. Mr. Remijas disclaims beneficial ownership of 1,595 shares held by his spouse and children.
 (6) Includes 13,507 shares subject to currently exercisable options and 5,402 shares that are vested under the Incentive Plan.
 (7) Includes 7,561 shares subject to currently exercisable options and 3,240 shares that are vested under the Incentive Plan.
 (8)    Includes 600 shares subject to currently exercisable options.
 (9) Includes 8,533 shares subject to currently exercisable options and 3,840 shares that are vested under the Incentive Plan.
(10) Includes 67,536 shares subject to currently exercisable options, 27,014 shares that are vested under the Incentive Plan and 17,700 shares held in the 401(k) Plan. Mr. Remijas disclaims beneficial ownership of 17,734 shares held by his spouse.
(11) Includes 29,014 shares subject to currently exercisable options, 10,956 shares that are vested under the Incentive
        Plan and 13,649 shares held in the 401(k) Plan.
(12) Includes 3,200 shares subject to currently exercisable options and 141 shares held in the 401(k) plan.
(13) Includes 179,206 shares subject to currently exercisable options, 70,052 shares that are vested under the Incentive Plan, 52,006 shares that have been allocated in the ESOP and 19,101 shares held in the 401(k) Plan.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings and the activities of its committees. The Board of Directors meets monthly and may schedule special meetings as needed. During 2003, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2003. Although the Company does not have a formal policy regarding director attendance at annual meeting of shareholders, directors are expected to attend these meetings absent extenuating circumstances. All of the directors attended the Company's 2003 annual meeting of shareholders.

         The Board of Directors of the Company maintains a standing audit committee and compensation committee. The Board of Directors does not have a standing nominating committee; rather, the Board of

Directors as a whole performs the functions of a nominating committee. The nature and composition of the two standing committees are described below:

         AUDIT COMMITTEE. The members of the Audit Committee of the Company are Messrs. Krug (Chairman), Murphy and Reyes. The purpose of this committee is to review the audit function and management actions regarding the implementation of audit findings. The Board of Directors has adopted a written charter for the Audit Committee that outlines the responsibilities and process of the Audit Committee, which is attached as Appendix A. The members of the Audit Committee are "independent" directors as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as well as the heightened independence standards under the SEC rules, as currently in effect. The Audit Committee does not currently have an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Board of Directors believes that the current Audit Committee members have sufficient knowledge and experience understanding generally accepted accounting principles and financial statements to adequately serve the needs of the Company. However, the Board of Directors expects to commence evaluating candidates who would meet such a requirement as possible candidates to join the Board of Directors. The Audit committee met four times in 2003.

         COMPENSATION COMMITTEE. The members of the Compensation Committee of the Company are Messrs. Shukis (Chairman) and Murphy. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers, and approves various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. The Compensation Committee met four times in 2003.

         DIRECTOR NOMINATION PROCESS

         The Board of Directors believes that the interests of all shareholders can best be served by the Board of Directors as a whole acting as a nominating committee. Therefore, the Board of Directors does not have a standing nominating committee and does not have a nominating committee charter. All the directors participate in the consideration of director nominees.

         Under the Company's Bylaws, the Board of Directors has the authority to nominate individuals for elections to the Board of Directors by a majority vote. The Board of Directors also has the authority to form a nominating committee for the purpose of nominating directors.

         In selecting director nominees, including potential director candidates recommended by shareholders, the Board of Directors will consider, among other things, the candidate's business experience and expertise, character, judgment, reputation, willingness and ability to commit necessary time and effort, and length and quality of service to the Board of Directors. In addition, the Board of Directors considers factors relating to the existing composition of the Board of Directors and the perceived needs of the Company, as well as independence considerations, diversity of interests and experience and continuity. If deemed desirable, the Board of Directors is authorized to retain a third party search firm to assist with director nominations.

         SHAREHOLDER DIRECTOR NOMINEE RECOMMENDATIONS

         It is generally the policy of the Board of Directors to consider shareholder recommendations of director candidates. Shareholder recommendations should be sent to the Board of Directors c/o the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. The communication should state the name of the candidate, his or her qualifications, and contact information for the shareholder and candidate. The submission of shareholder candidates must be received by the Corporate Secretary by December 3, 2004, for consideration in the 2005 director nomination process.

         STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Generally, shareholders who have questions or concerns regarding the Company should contact the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. However, any shareholder who wishes to communicate directly with the Board of Directors, or one or more individual directors, may direct correspondence in writing to the Board of Directors, any committee of the Board of Directors or any named director, c/o the Corporate Secretary at Park Bancorp, Inc., 5400 South Pulaski Road, Chicago, Illinois 60632. The Company's policy is to forward written communications received from shareholders to the appropriate directors.


DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Non-employee members of the Board of Directors of the Bank currently receive a fee of $1,100 for each regular monthly meeting attended. Each outside director also receives a fee of $500 for each special Board or committee meeting attended. Executive Officers do not receive any fees for serving on the Board of the Company.

         INCENTIVE PLAN. Non-employee directors of the Company are entitled to receive options to purchase Common Stock and option-related awards and awards of Common Stock under the Park Bancorp, Inc. 2003 Incentive Plan (the "2003 Incentive Plan"), and received such options and awards under the Company's 1997 Stock-Based Incentive Plan (the "1997 Incentive Plan" and, together with the 2003 Incentive Plan, the "Incentive Plans"). Under the 1997 Incentive Plan, options to purchase 70,535 shares and stock awards for 34,090 shares have been made to non-employee directors. No such options or awards have yet been made under the 2003 Incentive Plan.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in years 2003, 2002 and 2001 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in years 2003, 2002 and 2001.


                                                                              ANNUAL COMPENSATION
                                                                              -------------------
                                                                                                       ALL OTHER
                                                                        SALARY          BONUS         COMPENSATION
               NAME AND PRINCIPAL POSITION                   YEAR         ($)            ($)             ($)(1)
               ---------------------------                   ----         ---            ---             ------
David A. Remijas                                             2003       $208,575        $47,000          $66,808
   Chairman of the Board, President and                      2002        202,500         50,625           66,177
   Chief Executive Officer                                   2001        171,155         68,462           66,203

Richard J. Remijas, Jr.                                      2003        188,473         46,000          113,565
   Director, Executive Vice President and                    2002        182,100         45,525          112,706
   Chief Operating Officer                                   2001        147,222         58,889           52,471

Steven J. Pokrak                                             2003        136,103         34,000           45,055
   Treasurer, Chief Financial Officer                        2002        131,500         26,300           41,179
   and Corporate Secretary                                   2001        102,353         40,941           26,671

Paul J. Lopez                                                2003         91,806         30,000           32,239
   Senior Vice President                                     2002         80,342         22,500           26,837
   and Chief Lending Officer                                 2001         66,080         18,000           16,227

----------------------------
(1) Includes Company matching contributions to the 401(k) Plan, Supplemental Executive Retirement Plan and stock allocations under the ESOP based upon per share closing prices of the Common Stock of $29.06, $22.85 and $17.76, on December 31, 2003, 2002 and 2001, respectively.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

         The table below sets forth certain information with respect to options and stock appreciation rights ("SARs") held by the named executive officers.

                         AGGREGATED OPTION/SAR EXERCISES
                              AND OPTION/SAR VALUE

                                                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                           OPTIONS/SARS (#)(1)                  OPTIONS/SARS
                                                           -------------------                  ------------
                             SHARES
                            ACQUIRED
                               ON
                            EXERCISE       VALUE
          NAME                (#)         REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
          ----              --------      --------     -----------     -------------     -----------    -------------
David A. Remijas                 0            0          67,536              0            $898,904            0
Richard J. Remijas, Jr.          0            0          48,626            3,143           647,212         $19,204
Steven J. Pokrak                 0            0          27,014           10,000           359,556          61,100
Paul J. Lopez                  500         $4,825           300           10,300             4,086          65,186


----------------------------
(1) The numbers and amounts in the above table represent shares of common stock subject to options granted by the Company that were unexercised as of December 31, 2003.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

         The Compensation Committee ("Committee") is comprised entirely of non-management directors. Among the Committee's duties are the responsibility for developing and making recommendations to the Board of Directors regarding director fees, executive officer compensation and bonuses and administering the Incentive Plan and the awards granted under such plan. The Committee also advises and assists management in formulating policies regarding overall compensation.

OBJECTIVES

         Under the direction of the Committee, the Company's compensation policies are designed to align the interests of the executives with those of the shareholders. The goal of the policies is to improve profitability and long-term shareholder value by rewarding the executives based on criteria set for individual and corporate performance. The compensation program and policies are also designed to aid in the attraction, motivation and retention of key personnel.

         The Committee has from time to time used third-party consultants and compensation surveys to help construct and maintain a competitive compensation program. Consultants are chosen based on their experience in compensation matters and their experience in the financial services industry. The Committee uses consultants for assistance in comparing salary levels and the Company's compensation programs to those of selected peer group companies.

PERFORMANCE CRITERIA

         The Committee uses a combination of base salary, cash incentive compensation and equity-based compensation as its total compensation package. Corporate and individual performance goals are set for each year when the annual profit plan is approved. The annual profit plan establishes the performance benchmark for both earnings and asset growth.

         The chief executive officer's performance goals are set by the Committee and are based upon a combination of objective and subjective performance criteria. Objective criteria include the achievement of net income and earnings per share targets and growth in assets and loans. Subjective criteria include leadership, competence, planning and execution of strategic initiatives.

         The performance goals of the other senior executives are set by the chief executive officer. These goals are based upon both corporate and personal performance. Corporate goals are based upon achievement of the same earnings and growth targets as for the chief executive officer. Individual performance goals are based upon a combination of personal objectives and subjective performance criteria.

BASE SALARY

         In considering annual base salary increases, the Committee in conjunction with the chief executive officer, reviews the performance of each of its senior executives individually. The Committee periodically compares base salary data with information obtained from third party consultants and compensation surveys. Base salary levels historically have been targeted generally slightly above comparable executive compensation at peer companies identified by the Committee. The Committee recognizes that it is difficult to make exact comparisons for every position since specific talents and responsibilities of each senior executive make his position unique. In general, competitive trends of the industry and in the Company's peer group are followed. In December of each year, the Committee approves annual base salaries for the executive officers for the following year.

CASH INCENTIVE COMPENSATION

         Cash incentive compensation is based on both corporate goal achievement and individual performance. When performance goals are set, the Committee assigns a percentage of the salary of the chief executive officer as his target annual cash incentive compensation award. The chief executive officer recommends target percentages for each of the other senior executives which are reviewed and approved by the Committee. These target percentages may be slightly above those set by peer companies as identified by third party consultants and compensation surveys. Bonuses paid will be at, above or below the target percentage depending upon the degree to which individual and corporate goals are met, consistent with the Committee's "at risk" compensation philosophy.

         In December of each year, the Committee will consider annual cash incentive compensation awards, based on performance reviews and the achievement of projected corporate and individual performance levels. In the first quarter of each year, goals and target cash incentive compensation percentages are set for the following year.

EQUITY-BASED COMPENSATION

         All senior executives are participants in the Company's 1997 Stock-Based Incentive Plan and are eligible to participate in the Company's 2003 Incentive Plan. At its discretion, the Committee reviews and recommends for full Board approval the grant to the chief executive officer and other senior executives of stock-based awards under the plans. The Committee considers recommendations from the chief executive officer regarding awards for the other senior executives to the Committee for approval. These awards are based on past performance and the expectation that each executive officer's future performance will positively impact shareholder value. The Committee believes that by using equity-based compensation for its executive officers in addition to base salary and cash incentive compensation awards, the interests of management are best aligned with the interests of the Company's stockholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Committee reviews the performance of Mr. David A. Remijas, the Company's chief executive officer, by evaluating the achievement of corporate and personal objectives set at the beginning of the year. The Committee considered the effect of significant corporate developments and initiatives in evaluating overall corporate performance in 2003, as well as Mr. Remijas' long-term contributions to the Company; Mr. Remijas has been with the Bank for over 30 years. Factors which influenced the Committee's evaluation of performance for 2003 included, among other achievements, significant growth in earnings per share and book value in 2003, growth in loans as well as significant appreciation during the year in the market price of the Company's common stock. For 2003, Mr. Remijas received a base salary of $208,575 and a cash bonus of $47,000 which was paid in December 2003. Based on the Committee's recommendation, the Board increased Mr. Remijas' base salary to $216,918 for 2004.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the tax deductibility of executive compensation for officers of public companies.
Section 162(m) generally disallows the ordinary business expense deduction for compensation in excess of $1,000,000 paid to a company's chief executive officer and each of the next four most highly compensated executive officers. However, certain performance-based compensation is excluded from the Section 162(m) limits if paid pursuant to plans approved by stockholders of the Company. The Compensation Committee did not consider this section of the Internal Revenue Code when establishing compensation because current executive salaries and bonuses are well below the $1 million threshold.

         The report is submitted by the Compensation Committee.

                                Chairman Paul Shukis
                                John J. Murphy

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Neither Messrs. Murphy or Shukis, as of the date of this proxy statement, is or has been an officer or employee of the Company or any of its subsidiaries.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and certain executive officers and certain other beneficial owners of the Company's common stock to periodically file notices of changes in beneficial ownership of common stock with the Securities and Exchange Commission and the Nasdaq National Market. To the best of the Company's knowledge, based solely upon copies of such reports received by it, the Company believes that for 2003 all required filings were filed by each of its directors and executive officers.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Common Stock to the Nasdaq Stock Market Index (which includes all Nasdaq traded stocks of U.S. companies) and the Nasdaq Financial Stock Index for the five year period beginning December 31, 1998. The graph assumes that $100 was invested on December 31, 1998 in the Company's Common Stock and that all dividends were reinvested. On March 19, 2004, the closing sale price for the Common Stock on the Nasdaq National Market was $30.00 per share.

                               PARK BANCORP, INC.
                               COMPARATIVE RETURNS

                               [PLOT POINTS CHART]

                                   ----  ---- ----  ----  ----  ----  ----  ----
Park Bancorp, Inc................
The Nasdaq Stock Market (U.S.)
   Index.........................
Nasdaq Financial Stocks Index....


EMPLOYMENT AGREEMENTS

         The Bank and the Company have each entered into employment agreements with Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak (each, an "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak.

         The employment agreements provide for a three-year term. The Bank employment agreements provide that commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors reviews the agreements and the Executive's performance for purposes of determining whether to extend the agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executives' base salary will be reviewed annually. The 2004 base salaries for Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak are $216,918, $196,012, and $141,547, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executives' employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his/her current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death his/her beneficiary, is entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company also continue to pay for the Executive's life, health and disability coverage for the remaining term of the Agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company as defined in the employment agreements, the Executive or, in the event of the Executive's death, his beneficiary, is entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' compensation (except that the Company agreement uses a three year average in this formula). The Bank and the Company will also continue the Executive's life, health, and disability coverage for three years. Notwithstanding that both agreements would provide for a severance payment in the event of a change in control, the Executive is only entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Bank's agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements are paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the total amount of payments due under the employment agreements, based solely on cash compensation paid to Messrs. David A. Remijas, Richard J. Remijas, Jr. and Steven J. Pokrak over the past three taxable years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.9 million.

INCENTIVE PLAN

         The Incentive Plans authorize the granting of options to purchase Common Stock ("Options"), option-related awards and awards of Common Stock ("Stock Awards") (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the 1997 Incentive Plan is 378,201 of which the maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards granted under the 1997 Incentive Plan is 270,144 and the maximum number of the shares reserved for Stock Awards is 108,057. All of such Awards authorized under the 1997 Incentive Plan have been made.

         Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the 2003 Incentive Plan is 100,000 plus the number of shares of common stock that have already been authorized and which may become available for issuance under the 1997 Incentive Plan. Of the shares authorized for issuance under the 2003 Incentive Plan, up to 40,000 shares may be issued with respect to awards of restricted stock and restricted stock units and up to 40,000 shares may be issued pursuant to Options under which the exercise price was less than the fair market value of a share of common stock on the date the award was granted. No Awards have yet been made under the 2003 Incentive Plan.

         All officers, other employees and outside directors of the Company and its affiliates are eligible to receive Awards under the 2003 Incentive Plan; provided, however, that the maximum number of shares of Common Stock that may be granted or that may vest with respect to Awards granted under the 2003 Incentive Plan to any single officer or employee is 50,000. The Incentive Plans are administered by the Compensation Committee. Subject to the regulations of the OTS, authorized but unissued shares or shares previously issued and reacquired by the Company or any trust established to administer Awards under the Incentive Plans may be used to satisfy Awards under the Incentive Plans, resulting in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing shareholders.

PARK FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

         The Company maintains an ESOP. The ESOP is designed to qualify as a stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA.

         The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors. These contributions are to be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contributions would cause the Bank to violate its regulatory capital requirements. Contributions credited to a participant's account become fully vested upon such participant completing five years of service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon his termination of employment or attainment of age 65, whichever is the first to occur.

401(K) PLAN

         Pursuant to the 401(k) Plan, which is designed to be qualified under
Section 401(k) of the Code, an employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one year of service with the Bank (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer up to 100% of his or her compensation by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank may elect to make matching contributions equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 4% of the participant's salary.

         Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in their contributions and in the earnings thereon and in the employer's contributions. Distributions from the 401(k) Plan are made upon termination of service, disability or death in a lump sum or in annual installments.

TRANSACTIONS WITH RELATED PERSONS

         The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2003, two of the Bank's directors had loans outstanding, whose individual aggregate indebtedness to the Bank exceeded $60,000, totaling approximately $676,274 in the aggregate. Such loans were made by the Bank in the ordinary course of business, were not made with favorable terms, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company enters into a Consultation Agreement annually with Chairman Emeritus Richard J. Remijas, D.D.S. The Consultation Agreement is for a term of 12 months. Under the Consultation Agreement, Dr. Remijas receives compensation in the amount of $2,333 per month. Pursuant to the Consultation Agreement, Dr. Remijas is available each month to provide advisory and consulting services and will give the Company and the Bank the benefit of his special knowledge, skills, contacts and business experience in the savings and loan industry. The Consultation Agreement may be cancelled by the parties thereto on 10 days written notice.

        PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC as independent auditors for the Bank and the Company for the year ending December 31, 2004, subject to ratification of such appointment by the shareholders.

         Representatives of Crowe Chizek and Company LLC will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

                         PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and December 31, 2002 by the Company's independent auditor, Crowe Chizek and Company LLC.

                                               DECEMBER 31,
                                        2003                  2002
                                        ------                -----
         Audit Fees                    $31,375              $30,875
         Audit-Related Fees                  0                    0
         Tax Return Fees                 6,850                7,550
         All Other Fees                 11,085                6,165
                                        ------                -----
         Total Fees                    $49,310              $44,590

         (1) Includes fees for services related to benefit plan audits, registration statements filed with the Securities and Exchange Commission, and other reports required by bank regulating authorities.

         The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors. All of the services described above were pre-approved by the Audit Committee.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of three outside directors, all of whom are "independent" within the meaning of the Nasdaq listing standards and satisfy the heightened independence standards under the SEC rules. The Committee operates under a written charter adopted by the Board of Directors and the Committee. The Board appoints the Audit Committee. The Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's financial information and reporting functions, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process.

         The responsibility for the quality and integrity of the Company's financial statements and the completeness and accuracy of its internal controls and financial reporting process rests with the Company's management. The Company's independent public accountants, Crowe Chizek and Company LLC ("Crowe Chizek"), are responsible for performing an audit and expressing an opinion as to whether the Company's financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles.

         The Audit Committee reviewed and discussed with management and Crowe Chizek the audited financial statements of the Company for the year ended December 31, 2003. The Audit Committee also reviewed and discussed with Crowe Chizek the matters required to be discussed by Statements on Auditing Standards No. 61, as amended ("Communication with Audit Committees"), as currently in effect.

         Crowe Chizek also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as currently in effect. The disclosures described the relationships and fee arrangements between the firm and the Company. Consistent with Independence Standards Board Standard No. 1 and the SEC's "Revision of the Commission's Auditor Independence Requirements," which became effective February 5, 2001, the Audit Committee considered whether the provision of non-audit services by Crowe Chizek to the Company for the fiscal year ended December 31, 2003 is compatible with maintaining Crowe Chizek's independence, and has discussed with representatives of Crowe Chizek that firm's independence from the Company.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Crowe Chizek. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Crowe Chizek is in fact "independent."

         Based on the above-mentioned reviews and discussions with management and Crowe Chizek, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, and as described in its charter, the Audit Committee, exercising its business judgment, recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

         This report is submitted on behalf of the members of the Audit
Committee:

                             Chairman Robert W. Krug
                                 John J. Murphy
                                 Victor H. Reyes


                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy and form of proxy relating to the 2005 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 3, 2004, except that if such annual meeting is held on a date more than 30 calendar days from May 3, 2005, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by, or at, the direction of the Board of Directors may be conducted at an annual meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. These requirements apply to any matter that a shareholder wishes to raise at an annual meeting, including those matters raised other than pursuant to Rule 14a-8 of the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

INCORPORATION BY REFERENCE

         The foregoing Compensation Committee Report on Executive Compensation and Audit Committee Report and Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                     By Order of the Board of Directors

                                     /s/ Steven J. Pokrak
                                     -----------------------------------
                                     Steven J. Pokrak
                                     Corporate Secretary

Chicago, Illinois
March 30, 2004

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED HEREBY WHO SO REQUESTS IN WRITING A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 (EXCEPT THE EXHIBITS THERETO, WHICH WILL BE PROVIDED UPON PAYMENT OF A REASONABLE CHARGE) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR THE ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, DIRECTED TO THE ATTENTION OF STEVEN J. POKRAK, CORPORATE SECRETARY.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and subsidiaries.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Review the internal audit function including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

PROXY                                                                      PROXY

                               PARK BANCORP, INC.
                             5400 SOUTH PULASKI ROAD
                             CHICAGO, ILLINOIS 60632

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Park Bancorp, Inc., a Delaware corporation ("Park Bancorp"), does (do) hereby constitute and appoint David A. Remijas and Steven J. Pokrak, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Shareholders of said corporation to be held at Park Federal Savings Bank, 21 East Ogden Avenue, Westmont, Illinois 60559, on May 5, 2004, at 11:00 a.m. and at any adjournment thereof, and to vote all the shares of Park Bancorp, Inc. standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the two nominees for director and "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of Park Bancorp, Inc. for the fiscal year ending December 31, 2004.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    (Continued and to be signed on reverse)

                               PARK BANCORP, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY: [x]

1. THE ELECTION OF THE NOMINEES FOR DIRECTOR OF
PARK BANCORP, INC.
                                                For   Withhold  For All
                                                All      All     Except
NOMINEES: Mr. Richard J. Remijas, Jr. and       [ ]      [ ]      [ ]
          Mr. Paul Shukis

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------

2. The ratification of the appointment of Crowe      For   Against   Abstain
   Chizek and Company LLC as independent             [ ]     [ ]       [ ]
   auditors of Park Bancorp, Inc. for the fiscal year ending December 31, 2004.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                 Dated: __________________________________, 2004



                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature if held jointly

                                Please sign exactly as name appears hereon.
                                When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






                            YOUR VOTE IS IMPORTANT.



          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.